UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

AMERICAN SURGICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50354	98-0403551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10039 Bissonnet, Suite #250 Houston, Texas		77036-7852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 779-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 5.01 described herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.01 described herein.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

See Item 5.01 described herein.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On March 23, 2011 (the “Effective Time”), American Surgical Holdings, Inc., a Delaware corporation (the “Company”), completed the merger that is the subject of the Agreement and Plan of Merger, dated December 20, 2010, as amended on January 13, 2011 (the “Merger Agreement”), by and among the Company, AH Holdings, Inc., a Delaware corporation (“Parent”), and AH Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). As a result of that transaction, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger, as a privately held entity (the “Surviving Corporation”).

At the Effective Time, (a) each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Common Stock owned directly or indirectly by the Parent or the Company or any of their respective subsidiaries, including the Rollover Shares (as defined in the Merger Agreement)) was cancelled and converted into and represents the right to receive an (i) amount equal to $2.89 per share, in cash, (ii) additional merger consideration of $0.02 per share and (iii) one Unit of CMC Associates, LLC, a Delaware limited liability company that is the beneficial owner of certain pending litigation and litigation rights (“CMC”); (b) each outstanding stock option to purchase Common Stock (each, a “Company Stock Option”) that was not exercised prior to the Effective Time was canceled and converted into the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) $2.89 over (2) the exercise price per share of Common Stock subject to such Company Stock Option, multiplied by (B) the number of shares of Common Stock for which such Company Stock Option was not exercised plus (ii) (A) additional merger consideration of $0.02 per share multiplied by (B) the number of shares of Common Stock issuable upon exercise of the unexercised Company Stock Options if they were exercised on a cashless basis (the “Cashless Exercise Option Shares”) and (iii) one Unit of CMC for each Cashless Exercise Option Share; and (c) each outstanding warrant to purchase Common Stock (each, a “Company Warrant”) that was not exercised prior to the Effective Time represents the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) $2.89 over (2) the exercise price per share of Common Stock subject to such Company Warrant, multiplied by (B) the number of shares of Common Stock for which such Company Warrant have not been exercised plus (ii) (A) additional merger consideration of $0.02 per share multiplied by (B) the number of Common Shares for which such Company Warrant have not been exercised; and (iii) one Unit of CMC for each share of Common Stock for which such Company Warrant have not been exercised. Each Rollover Share was converted into and represents the right to receive (i) $0.02 per share and (iii) one Unit of CMC; which consideration shall be paid directly to the Rollover Holders (as defined in the Merger Agreement).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2010 and is incorporated herein by reference.

Employment Agreements and Surgical Assistant Agreements

As part of the transactions contemplated by the Merger Agreement, the Company entered into (a) an employment agreement with each of Zak W. Elgamal and Jaime Olmo-Rivas, each a pre-Merger officer of the Company, that replaced each of their respective pre-Merger employment agreements and became effective at the Effective Time, and (b) a surgical assistant agreement with each of Jose Chapa and Bland Chamberlain, that replaced each of their respective pre-Merger employment agreements and became effective at the Effective Time.

The foregoing description of the employment agreements, the surgical assistant agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, each of which are attached as Exhibits 10.9-10.12 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2010 and is incorporated herein by reference.

Additional Information

Additional information regarding the merger and other matters, including those described in this report, is included in the Company’s Proxy Statement dated January 20, 2011.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of the Effective Time, each of Zak Elgamal, Jaime Olmo-Rivas, Henry Y.L. Toh, Charles Bailey and Michael Kleinman resigned from the Board of Directors of the Company. Immediately following the Effective Time, the following persons were elected as directors of the Company: Jeffrey R. Jay and Adam B. Dolder.

In connection with the closing of the Merger, Adam B. Dolder was appointed as Vice President of the Surviving Corporation.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Certificate of Incorporation

At the Effective Time, the certificate of incorporation of the Company was amended and restated to be in the form of the certificate of incorporation set for as an exhibit to the certificate of merger filed with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Bylaws

At the Effective Time, the bylaws of the Merger Sub in effect at the Effective Time became the bylaws of the Company; provided, however, that the Bylaws were amended as of the Effective Time to change the name of the Merger Sub to “American Surgical Holdings, Inc.” The Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

The Company issued a press release on March 23, 2011 announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated March 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SURGICAL HOLDINGS, INC.

Date: March 29, 2011	By:	/s/ Zak Elgamal
		Name:	Zak Elgamal
		Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated March 23, 2011.

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